Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AH

FORTY-SECOND AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FORTY-SECOND AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.

Customer is licensed to use CSG’s Interactivate product (“Interactivate”) through September 23, 2014. Customer has requested and CSG has agreed to further license Interactivate to Customer on a month to month basis for the fees provided in Schedule F.

2.	Schedule F, “FEES”, CSG Licensed Products, of the Agreement is hereby amended to delete Note 2 of Section III. entitled “CSG’s Interactivate,” in its entirety and replace it with the following:

Note 2: Initial Managed Services Support Fees.  The ***-**** and ***** ******* recurring Initial Managed Services Support Fees were invoiced to Customer upon Phase I Enterprise Release Date, as such date was identified in the Statement of Work, CSG document no. 2310384, between CSG and Customer (the “SOW”).  Fee includes the following for up to ******* ************ per ***** in CSG’s managed services environment:

•

Interactivate software, maintenance and support, including, without limitation, a license to use Interactivate in CSG’s managed services environment during the Term and any Additional Interactivate Commitment Term that Customer may elect at its option.

•	Environment maintenance and support (includes changes/updates required for QT04, QT05 and QT07).
•

Maintenance and support for *** (*) CCS downstream interface, *** (*) CCS upstream interface, *** (*) Customer identified partner downstream interfaces, *** (*) Customer identified partner upstream interfaces. Customer-identified partner interfaces were provided pursuant to a separately negotiated mutually agreed upon statement of work and were subject to fees based upon **** *** ********* for their development.

•

The parties agree to a ******-*** (**) ***** commitment for Interactivate to be paid in ***** ******* ************ of no less than $****** over the ******-*** (**) ***** term expiring on September 23, 2014 (for purposes of this Amendment and the SOW the “Term”), subject to annual price adjustment as provided in Section 4 of the Agreement.  In the event Customer terminates its use of Interactivate prior to the end of the Term, for reasons other than those set forth in to Section 19 (a), 19 (c) or 19 (g) Customer agrees that in addition to all other amounts due and owing to CSG under the Agreement, Customer shall pay the minimum transaction amount of $****** multiplied by the ********* ****** of the ******-*** (**) month commitment.  In addition to the foregoing, Customer may, at its sole option, upon notice to CSG, extend  the Term on a month to month basis upon the same terms provided herein for the fees provided in Schedule F, subject to annual adjustment.

3.  Customer requests and CSG agrees that the Initial Managed Services Support Fee of $******* and the Incremental Managed Services Support Fees for Partner and Non-Partner Transaction Fees for Interactivate, shall be decremented against the $********* ****** provided by CSG to Customer under the Tenth Amendment to the Agreement (CSG document no. 2307267) until extinguished.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W Swieringa	By: /s/ Joseph T Ruble
Name: John W. Swieringa	Name: Joseph T. Ruble
Title: Senior Vice President and Chief Information Officer	Title: EVP, CAO & General Counsel
Date: August 18, 2014	Date: 25 August 2014